Exhibit 10.2

CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([* * *])

HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL

AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SUPPLEMENT

to the

Loan and Security Agreement

dated as of August 4, 2025

among

electroCore, Inc. (“Company”) and NeuroMetrix, Inc.

(“NeuroMetrix,” together with Company, each, individually, a “Borrower”, and collectively, “Borrower”)

and

Avenue Venture Opportunities Fund II, L.P., a Delaware limited partnership (“Lender,” in its capacity as a lender, and “Agent,” in its capacity as administrative agent and collateral agent)

This is a Supplement identified in the document entitled Loan and Security Agreement, dated as of August 4, 2025 (as amended, restated, supplemented and modified from time to time, the “Loan and Security Agreement”), by and among Borrower, Lender and Agent. All capitalized terms used in this Supplement and not otherwise defined in this Supplement have the meanings ascribed to them in Article 11 of the Loan and Security Agreement, which is incorporated in its entirety into this Supplement. In the event of any inconsistency between the provisions of the Loan and Security Agreement and this Supplement, this Supplement is controlling.

In addition to the provisions of the Loan and Security Agreement, the parties agree as follows:

Part 1 - Additional Definitions:

“Amortization Period” means the period commencing on the first day of the first full calendar month following the Interest-only Period and continuing until the Maturity Date.

“ATM Issuance” means an issuance by Borrower of its equity securities from time to time pursuant to any “at the market” sales agreement, by and between Borrower and the applicable counterparty thereto, or any similar “at-the-market” offering facility that may be established in the future.

“Closing Date Market Price” means the lower of (i) the 5-day volume-weighted average price of Borrower’s common stock as calculated on the day prior to the Closing Date or (ii) the closing price of Borrower’s common stock on the date prior to the Closing Date.

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lender’s commitment to make Growth Capital Loans to Borrower up to the aggregate original principal amount of Twelve Million Dollars ($12,000,000). Notwithstanding the above, as to Lender, the obligation to make Growth Capital Loans subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement shall not exceed the amounts set forth under the headings Tranche 1 Commitment or Tranche 2 Commitment (as applicable) opposite Lender’s name on Schedule 1 to this Supplement.

“Common Stock” means the fully paid and nonassessable shares of Borrower.

“Designated Rate” means, for each Growth Capital Loan, a variable rate of interest per annum equal to the greater of (i) the sum of five percent (5.00%) plus the Prime Rate, and (ii) twelve and one-half percent (12.50%). Changes to the Designated Rate based on changes to the Prime Rate shall be effective as of the next scheduled interest payment date immediately following such change.

“Final Payment” means a payment (in addition to and not a substitution for the regular monthly payments of principal plus accrued interest) equal to three and one-half percent (3.50%) of the Commitment.

“Growth Capital Loan” means any Loan requested by Borrower and funded by Lender under its Commitment for general corporate purposes of Borrower.

“Interest-only Milestone” means Borrower has achieved at least eighty-five percent (85%) of Borrower’s trailing six (6) month Revenue forecast as of the period ending June 30, 2026, subject to written evidence of the same in form and content reasonably acceptable to Lender.

“Interest-only Period” means the period commencing on the Closing Date and continuing until the eighteenth (18th) month anniversary of the Closing Date; provided, however, that such period shall be extended for six (6) months if as of the last day of the Interest-only Period then in effect, Borrower has achieved the Interest-only Milestone; provided, further, however, that the Interest-only Period shall not exceed twenty-four (24) months.

“Loan” or “Loans” mean, as the context may require, individually a Growth Capital Loan, and collectively, the Growth Capital Loans.

“Loan Commencement Date” means, with respect to each Growth Capital Loan: (a) the first day of the first full calendar month following the Borrowing Date of such Loan if such Borrowing Date is not the first day of a month; or (b) the same day as the Borrowing Date if the Borrowing Date is the first day of a month.

“Maturity Date” means August 1, 2029.

“Prepayment Fee” means, with respect to any prepayment of the Loans:

(i) if the prepayment occurs during the period commencing on the Closing Date and ending on (but including) the first anniversary of the Closing Date, an amount equal to the principal amount of such Loans prepaid multiplied by three percent (3.00%); and

(ii) if the prepayment occurs during the period commencing on the day after the first anniversary of Closing Date and ending on (but including) the second anniversary of the Closing Date, an amount equal to the principal amount of such Loans prepaid multiplied by two percent (2.00%); and

(iii) if the prepayment occurs during the period commencing on the day after the second anniversary of the Closing date and ending on (but excluding) the Maturity Date, an amount equal to the principal amount of the Loans prepaid multiplied by one percent (1.00%).

“Primary Operating Account” shall be the bank account set forth in Section 6 below, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement.

“Prime Rate” is the rate of interest per annum from time to time published in the Money Rates Section of the print edition of The Wall Street Journal or any successor publication thereto as the “prime rate” then in effect; provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement; and provided further that if such rate of interest, as set forth from time to time in the Money Rates Section of the print edition of The Wall Street Journal, becomes unavailable for any reason as determined by Agent, the “Prime Rate” shall mean the rate of interest per annum announced by JPMorgan Chase Bank, N.A. as its prime rate in effect at its principal office in the State of California (such announced Prime Rate not being intended to be the lowest rate of interest charged by such institution in connection with extensions of credit to debtors); provided that, in the event such rate of interest is less than zero, such rate shall be deemed to be zero for purposes of this Supplement.

“Product Revenue” means Revenue, excluding any licensing (other than the Teijin Licensing) or one-time partnership revenues.

“Revenue” means net product sales (for avoidance of doubt, any income related to licensing shall be excluded).

“Subscription Agreement” shall mean the subscription agreement (substantially in the form attached hereto as Exhibit “D”) evidencing the Equity Grant from the Company to the Lender.

“Teijin Licensing” means the licensing by the Company to Teijin Limited (“Teijin”), of certain exclusive rights to the Company’s non-invasive vagus nerve stimulation (nVNS) technology, pursuant to an exclusive license agreement between the Company and Teijin dated March 29, 2022, under which the Company is entitled to payments, including, but not limited to, annual licensing fee payments.

“Termination Date” means the earlier of: (i) the date Lender may terminate making Growth Capital Loans or extending other credit pursuant to the rights of Lender under Article 7 of the Loan and Security Agreement; and (ii) December 31, 2025.

“Threshold Amount” means Two Hundred Fifty Thousand Dollars ($250,000.00).

“Tranche 1” means the initial Growth Capital Loan funded on the Closing Date in the amount of Seven Million Five Hundred Thousand Dollars ($7,500,000.00).

“Tranche 1 Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, the obligation of Lender, if any, to make Tranche 1 Growth Capital Loans to the Borrower on the Closing Date in a principal amount not to exceed the amount set forth under the heading Tranche 1 Commitment opposite Lender’s name on Schedule 1 hereto.

“Tranche 2” means the Growth Capital Loans funded beginning on the Tranche 2 Start Date in the amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00).

“Tranche 2 Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, the obligation of Lender, if any, to make Tranche 2 Growth Capital Loans to the Borrower commencing on the Tranche 2 Start Date and ending on the Tranche 2 End Date in a principal amount not to exceed the amount set forth under the heading Tranche 2 Commitment opposite Lender’s name on Schedule 1 hereto.

“Tranche 2 End Date” means December 31, 2025.

“Tranche 2 Milestone” means Borrower has achieved at least Ten Million Dollars ($10,000,000.00) of trailing six (6) month Product Revenue during the period commencing on July 1, 2025 and ending on December 31, 2025, subject to written evidence of the same, in form and content reasonably acceptable to Lender.

“Tranche 2 Start Date” means the Closing Date, but subject to Borrower’s achievement of the Tranche 2 Milestone.

Part 2 - Additional Covenants and Conditions:

1. Growth Capital Loan Facility. Subject to satisfaction of the conditions precedent specified in Sections 4.1 and Section 4.2 of the Loan and Security Agreement and this Supplement, Lender agrees to make Growth Capital Loans to Borrower under Lender’s Commitment from time to time from and after the Closing Date up to and including the Termination Date in an aggregate, original principal amount up to, but not exceeding, then then-unfunded portion of Lender’s Commitment, as follows:

(a) Tranche 1. Lender shall fund the Tranche 1 Commitment in the aggregate amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) on the Closing Date.

(b) Tranche 2. Lender shall fund the Tranche 2 Commitment in the aggregate amount of Four Million Five Hundred Thousand Dollars ($4,500,000) upon Borrower’s request for a Tranche 2 Loan during the period commencing on the Tranche 2 Start Date and ending on the Tranche 2 End Date, so long as Borrower has satisfied the Tranche 2 Milestone prior to the time of submission of the Tranche 2 Loan request.

(c) Repayment of Growth Capital Loans. Principal of, and interest on, each Growth Capital Loan shall be payable as set forth in a Note evidencing such Growth Capital Loan (substantially in the form attached hereto as Exhibit “A”), which Note shall provide substantially as follows: principal shall be fully amortized over the Amortization Period in equal, monthly principal installments plus, in each case, unpaid interest thereon at the Designated Rate, commencing after the Interest-only Period of interest-only installments at the Designated Rate. In particular, on the Borrowing Date applicable to such Growth Capital Loan, Borrower shall pay to Agent (i) if the Borrowing Date is earlier than the Loan Commencement Date, interest only at the Designated Rate, in advance, on the outstanding principal balance of the Growth Capital Loan for the period from the Borrowing Date through the last day of the calendar month in which such Borrowing Date occurs (it being understood that this clause (i) shall not apply in the case the Borrowing Date is on the same date as the Loan Commencement Date), and (ii) the first (1st) interest-only installment at the Designated Rate, in advance, on the outstanding principal balance of the Note evidencing such Loan for the ensuing month. Commencing on the first day of the second full month after the Borrowing Date and continuing on the first day of each month during the Interest-only Period thereafter, Borrower shall pay to Agent interest only at the Designated Rate, in advance, on the outstanding principal balance of the Loan evidenced by such Note for the ensuing month. Commencing on the first day of the first full month after the end of the Interest-only Period, and continuing on the first day of each consecutive calendar month thereafter, Borrower shall pay to Agent equal consecutive monthly principal installments in advance in an amount sufficient to fully amortize the Loan evidenced by such Note over the Amortization Period, plus interest at the Designated Rate for such month. On the Maturity Date, all principal and accrued interest then remaining unpaid and the Final Payment shall be due and payable.

2. Prepayment. The Growth Capital Loans may be prepaid as provided in this Section 2 only. Borrower may prepay all, but not less than all, outstanding Growth Capital Loans in whole, but not in part, at any time upon no less than five (5) Business Days’ prior written notice to Lender, by tendering to Lender a cash payment in respect of such Loans in an amount determined by Lender equal to the sum of: (i) the aggregate outstanding principal amount of such Loans; (ii) the accrued and unpaid interest on such Loans as of the date of prepayment; (iii) the Prepayment Fee; and (iv) the Final Payment; provided that, if Lender has not yet exercised its rights under Section 3(d) hereof, Borrower shall provide written notice of prepayment at least ten (10) days in advance of the proposed prepayment date and Lender shall have the option, with respect to the Conversion Option, to exercise its rights pursuant to Section 3(d) hereof by delivering written notice to Borrower at least two (2) Business Days in advance of the proposed prepayment date.

3. Grant of Equity and Right to Invest; Conversion Right.

(a) Grant of Equity. Pursuant to the Subscription Agreement, as additional consideration for the making of the Commitment, Lender has earned and is entitled to receive immediately upon the execution of the Loan and Security Agreement and this Supplement, the number of fully paid and nonassessable shares of Borrower’s Common Stock (the “Equity Grant”) that equals $720,000 divided by the Closing Date Market Price.

(b) [RESERVED].

(c) Right to Invest. Lender shall, subject to compliance with applicable securities laws, have the right, in its discretion, but not the obligation, to invest up to an aggregate of One Million Dollars ($1,000,000.00) in equity securities of Borrower on the same terms, conditions, and pricing offered by Borrower to other investors in connection with any offering of Borrower’s equity securities to third party investors for capital raising purposes occurring after the Closing Date (a “Subsequent Financing”); provided, however, (i) if the Subsequent Financing is a public offering (other than an Underwritten Offering (as defined below)) pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) (a “Registered Offering”), Borrower shall use commercially reasonable efforts to provide Lender with the opportunity to invest in such Subsequent Financing (if it is lawful to do so under applicable laws and regulations and applicable stock exchange rules without requiring stockholder approval) on the same terms, conditions and pricing afforded to other investors participating in such Subsequent Financing; and (ii) if the Subsequent Financing is an underwritten public offering pursuant to a registration statement under the Securities Act (a “Underwritten Offering”), Borrower shall use commercially reasonable efforts to cause the underwriters for such offering to offer Lender an allocation of securities in such offering (if it is lawful to do so under applicable laws and regulations and applicable stock exchange rules without requiring stockholder approval), on the same terms, conditions and pricing afforded to other investors participating in such offering.; provided, further, the Company shall not be required to offer Lender a seat on the Borrower’s Board of Directors, even if a seat on the Board of Directors is offered to other investors at Borrower’s discretion. Notwithstanding the foregoing, Lender’s right to invest as set forth in this clause (c) shall automatically terminate on the Maturity Date (or such earlier date that the Commitments have terminated and the Obligations are repaid in full (other than inchoate indemnity obligations)). For the avoidance of doubt, such investment right shall not apply to (i) any future ATM Issuance, (ii) any placement of equity securities with a strategic partner/participant or charitable or educational institution and (iii) the use of securities for goods and services, including, without limitation, for legal, financial advisors and other consultants.

(d) Conversion Right. Lender shall have the right, in its discretion, but not the obligation, at any time and from time to time, while the Loan is outstanding, to convert an amount of up to Two Million Five Hundred Thousand Dollars ($2,500,000.00) of the principal amount of the outstanding Growth Capital Loans (the “Conversion Option”) into Borrower’s Common Stock (the “Conversion Right Common Stock”) at a price per share equal to one hundred twenty-five percent (125.00%) of the Closing Date Market Price. The Conversion Option will be exercised by Lender delivering a written, signed conversion notice to the Borrower in accordance with this Section 3(d), which will include (i) the date of which the conversion notice is given, (ii) a statement to the effect that Lender is exercising the Conversion Option, (iii) the aggregate principal amount of Growth Capital Loans in respect of which the Conversion Option is being exercised and the number of shares of Common Stock issued and (iv) a date on which the allotment and issuance of the shares is to take place (which shall be at least two (2) Business Days after to the date on which such notice is given). Pursuant to Section 8 of the Subscription Agreement, and subject to the terms and limitations set forth therein, the Company will prepare and file with the Securities and Exchange Commission, a registration statement on Form S-3 or, if the Company is not then eligible to register for resale securities on Form S-3, on another appropriate form of registration statement, covering the resale of all of the Conversion Right Common Stock and the Shares (as defined in the Subscription Agreement).

4. Commitment Fee. Borrower shall pay to Lender, pro-rata in accordance with Lender’s Commitment, a commitment fee in the amount of one percent (1.00%) of the Twelve Million Dollars ($12,000,000) in total Commitment due and payable on the Closing Date, of which Sixty Thousand Dollars ($60,000.00) has been paid by Borrower to Agent as an advance deposit prior to the date hereof. As an additional condition precedent under Section 4.1 of the Loan and Security Agreement, Lender shall have completed to its satisfaction its due diligence review of Borrower’s business and financial condition and prospects, and Lender’s Commitment shall have been approved by its investment committee. If this condition is not satisfied, the Sixty Thousand Dollars ($60,000.00) advance deposit previously paid by Borrower shall be refunded. Except as set forth in this Section 4, the Commitment Fee is not refundable.

5. Documentation Fee Payment. On the Closing Date, Borrower shall reimburse Lender and Agent pursuant to Section 9.8(a) of the Loan and Security Agreement for (i) its reasonable attorneys’ fees, costs and expenses incurred in connection with the preparation and negotiation of the Loan Documents and (ii) Lender’s and Agent’s costs and filing fees related to perfection of its Liens in the Collateral in any jurisdiction in the United States which the same is located, recording a copy of the Intellectual Property Security Agreement with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, and confirming the priority of such Liens.

6. Borrower’s Primary Operating Account and Wire Transfer Instructions:

Institution Name:	[***]
Address:	[***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Account Title:	[***]
Account No.:	[***]

7. Debits to Account for ACH Transfers. For purposes of Sections 2.2 and 5.10 of the Loan and Security Agreement, the Primary Operating Account shall be the bank account set forth in Section 6 above, unless and until such account is changed in accordance with Section 5.10 of the Loan and Security Agreement. Borrower hereby agrees that the Growth Capital Loans will be advanced to the account specified above and regularly scheduled payments of principal, interest and fees due to each Lender will be automatically debited by each Lender from the same account. Notwithstanding the above, Agent shall provide Borrower five (5) Business Days’ notice of any fees to be charged and offer Borrower an opportunity to respond and approve of such fees prior to debiting the Primary Operating Account for reimbursement. Borrower hereby confirms that the bank at which the Primary Operating Account is maintained uses that same ABA Number for incoming wires transfers to the Primary Operating Account and outgoing ACH transfers from the Primary Operating Account.

8. Financial Covenants. Borrower shall at all times comply with the following financial covenants:

(a) Revenue: Commencing with the period ending September 30, 2025, Borrower shall at all times achieve Revenue in an amount not less than seventy-five percent (75%) of Borrower’s trailing five (5) month Revenue forecast, measured as of September 30, 2025, and as of the end of each month thereafter, in the amounts set forth on Schedule 2 attached hereto. As applicable, for the month ending January 31, 2028, and thereafter, the minimum trailing five (5) month Revenue forecast amounts shall be determined by Agent and Lender based upon the amounts set forth in Borrower’s financial projections submitted to Agent pursuant to Sections 5.2(e) and 5.2(f) of the Loan and Security Agreement; and

(b) Liquidity: Commencing on the Closing Date, Borrower shall at all times maintain at least Two Million Dollars ($2,000,000.00) in unrestricted cash held in Deposit Accounts located in the United States as to which an account control agreement has been executed and delivered to Agent, tested monthly.

9. Post-Closing Covenants. Borrower shall use commercially reasonable efforts to deliver to Agent the following items:

(a) On or before the fifteenth (15th) day after the Closing Date, Borrower shall provide a Waiver (in accordance with Section 5.9(e) of the Agreement) from the landlord of the premises located at 200 Forge Way, Suite 205, Rockaway, NJ 07866.

(b) On or before the seventh (7th) Business Day after the Closing Date, Borrower shall deliver a fully executed account control agreement covering its Deposit Accounts held with Comerica Bank.

(c) On or before the fifth (5th) Business Day after the Closing Date, each Borrower shall deliver to Agent a fully executed Intellectual Property Security Agreement with completed Exhibits thereto.

Part 3 - Additional Representations:

Borrower represents and warrants that as of the Closing Date and, subject to any written updates of the information set forth below by Borrower to each Lender and Agent, each Borrowing Date:

a)	Its chief executive office is located at: 200 Forge Way, Suite 205, Rockaway, NJ 07866

b)	Its Equipment is located at: 200 Forge Way, Suite 205, Rockaway, NJ 07866

c)	Its Inventory is located at: 200 Forge Way, Suite 205, Rockaway, NJ 07866

d)	Its Records are located at: 200 Forge Way, Suite 205, Rockaway, NJ 07866

e)	In addition to its chief executive office, Borrower maintains offices or operates its business at the following locations:

Electrocore UK, Suite FF10, Brooklands House, 58 Marlborough Road, Lancing, West Sussex, BN15 8AF

Eletrocore Germany (dormant entity; no current location)

f)	Other than its full corporate name, Borrower has conducted business using the following trade names or fictitious business names: N/A

g)	(i) The Delaware state corporation identification number for the Company is: [***]

(ii) The Delaware state corporation identification number for NeuroMetrix is: [***]

h)	(i) The U.S. federal tax identification number for the Company is: [***]

(ii) The U.S. federal tax identification number for NeuroMetrix is: [***]

i)	Its Subsidiary, Electrocore UK, Ltd., has assets located at Quest 90, Quest Park, Silk Road off Wheatley Hall Road, Doncaster S Yorkshire DN2 4LT

j)	Including Borrower’s Primary Operating Account identified in Section 6 above, Borrower maintains the following Deposit Accounts and investment accounts:

Institution Name:	[***]
Address:	[***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Account Title:	[***]
Account No.:	[***]
Account No.:	[***]
Account No.:	[***]

Institution Name:	[***]
Address:	[***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]

E-mail:	[***]
Account Title:	[***]
Account No.:	[***]

Institution Name:	[***]
Address:
ABA No.:	[***]
Contact Name:	[***]
Phone No.:
E-mail:	[***]
Account Title:	[***]
Account No.:	[***]
Account Title:	[***]
Account No.:	[***]

Part 4 - Additional Loan Documents:

Form of Promissory Note	Exhibit “A”
Form of Borrowing Request	Exhibit “B”
Form of Compliance Certificate	Exhibit “C”
Form of Subscription Agreement	Exhibit “D”

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Supplement to Loan and Security Agreement]

IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first above written.

BORROWER:

ELECTROCORE, INC.

By:	/s/ Joshua Lev
Name:	Joshua Lev
Title:	CFO and Secretary

Address for Notices:	200 Forge Way, Ste 205
Rockaway, NJ 07866
Attn: Joshua Lev
Fax # ___-___-____
Phone # [***]

NEUROMETRIX, INC.

By:	/s/ Joshua Lev
Name:	Joshua Lev
Title:	Secretary

Address for Notices:	200 Forge Way, Ste 205
Rockaway, NJ 07866
Attn: Joshua Lev
Fax # ___-___-____
Phone # [***]

[Signature page to Supplement to Loan and Security Agreement—continued]

AGENT:

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.

By:	Avenue Venture Opportunities Partners II, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: [***]; [***]
Phone: [***]

LENDER:

AVENUE VENTURE OPPORTUNITIES FUND II, L.P.
By:	Avenue Venture Opportunities Partners II, LLC
Its:	General Partner

By:	/s/ Sonia Gardner
Name:	Sonia Gardner
Title:	Member

Address for Notices:	11 West 42nd Street, 9th Floor
New York, New York 10036
Attn: Todd Greenbarg, Senior Managing Director
Email: [***]
Phone: [***]

EXHIBIT “A”

FORM OF PROMISSORY NOTE

[Note No. X-XXX]

$____________________	________], 20__

Each of the undersigned (each individually, a “Borrower” and collectively, “Borrower”) promises to pay to the order of Avenue Venture Opportunities Fund II, L.P. (“Lender”), at such place as Lender may designate in writing, in lawful money of the United States of America, the principal sum of ______________________________ Dollars ($__________), with interest thereon from the date hereof until maturity, whether scheduled or accelerated, at a variable rate per annum equal to the sum of to the greater of (i) the sum of five percent (5.00%) plus the Prime Rate, and (ii) twelve and one-half percent (12.50%) (the “Designated Rate”), according to the payment schedule described herein, except as otherwise provided herein. In addition, on the Maturity Date, Borrower promises to pay to the order of Lender (i) all principal and accrued interest then remaining unpaid and (ii) the Final Payment (as defined in the Supplement to the Loan Agreement (as defined herein)).

This Note is one of the Notes referred to in, and is entitled to all the benefits of, a Loan and Security Agreement, dated as of August 4, 2025, among Borrower, Lender and Agent (as the same may be amended, restated or supplemented from time to time, the “Loan Agreement”). Each capitalized term not otherwise defined herein shall have the meaning set forth in the Loan Agreement. The Loan Agreement contains provisions for the acceleration of the maturity of this Note upon the happening of certain stated events.

Principal of and interest on this Note shall be payable as provided under Section 2 of Part 2 of the Supplement to the Loan Agreement.

This Note may be prepaid only as permitted under Section 2 of Part 2 of the Supplement to the Loan Agreement.

Any unpaid payments of principal or interest on this Note shall bear interest from their respective maturities, whether scheduled or accelerated, at a rate per annum equal to the Default Rate, compounded monthly. Borrower shall pay such interest on demand.

Interest, charges and fees shall be calculated for actual days elapsed on the basis of a 360-day year, which results in higher interest, charge or fee payments than if a 365-day year were used. In no event shall Borrower be obligated to pay interest, charges or fees at a rate in excess of the highest rate permitted by applicable law from time to time in effect.

If Borrower is late in making any scheduled payment under this Note by more than five (5) days, Borrower agrees to pay a “late charge” of five percent (5%) of the installment due, but not less than fifty dollars ($50) for any one such delinquent payment. This late charge may be charged by Lender for the purpose of defraying the expenses incidental to the handling of such delinquent amounts. Borrower acknowledges that such late charge represents a reasonable sum considering all of the circumstances existing on the date of this Note and represents a fair and reasonable estimate of the costs that will be sustained by Lender due to the failure of Borrower to make timely payments. Borrower further agrees that proof of actual damages would be costly and inconvenient. Such late charge shall be paid without prejudice to the right of Lender to collect any other amounts provided to be paid or to declare a default under this Note or any of the other Loan Documents or from exercising any other rights and remedies of Lender.

1

[Signature page to Promissory Note]

This Note shall be governed by, and construed in accordance with, the laws of the State of California, excluding those laws that direct the application of the laws of another jurisdiction.

Borrower’s execution and delivery of this Note via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall constitute effective execution and delivery of this Note and agreement to and acceptance of the terms hereof for all purposes. The fact that this Note is executed, signed, stored or delivered electronically shall not prevent the assignment or transfer by Lender of this Note pursuant to the terms of the Loan Agreement or the enforcement of the terms hereof. Physical possession of the original of this Note or any paper copy thereof shall confer no special status to the bearer thereof. In no event shall an original ink-signed paper copy of this Note be required for any exercise of Lender’s rights hereunder.

ELECTROCORE, INC.

By:
Name:
Its:

NEUROMETRIX, INC.

By:
Name:
Its:

2

EXHIBIT “B”

FORM OF BORROWING REQUEST

[__], 202__

Avenue Venture Opportunities Fund II, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:	ELECTROCORE, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of August 4, 2025 (as amended, restated or supplemented from time to time, the “Loan Agreement”; the capitalized terms used herein as defined therein), among Avenue Venture Opportunities Fund II, L.P. (“Avenue”), as administrative agent and collateral agent (in such capacity, “Agent”), and as a lender, (in such capacity, “Lender”), and electroCore, Inc. and NeuroMetrix, Inc. (each, a “Borrower”, and collectively, “Borrower”).

The undersigned is the ____________________ of Borrower and hereby requests on behalf of Borrower a Loan under the Loan Agreement, and in that connection certifies (without incurring personal liability) as follows:

1. The amount of the proposed Loan is _______________________ Dollars ($_________________). The Borrowing Date of the proposed Loan is ___________________ (the “Borrowing Date”).

(a)	On the Borrowing Date,

(i) Avenue will wire $[_________] less fees and expenses to be deducted on the Borrowing Date of (a) [$___] in respect to the Commitment Fee, of which $[__] has been paid to Avenue prior to the date hereof, (b) $[_________] in respect to the interest fee, and (c) $[_________] in respect to the legal fees for net proceeds of $[___________], and

(ii) Avenue 2 will wire $[_________] less fees and expenses to be deducted on the Borrowing Date of (a) [$___] in respect to the Commitment Fee, of which [$___] has been paid to Avenue 2 prior to the date hereof, (b) $[_________] in respect to the interest fee, and (c) $[_________] in respect to the legal fees for net proceeds of $[___________]

to Borrower pursuant to the following wire instructions:

Institution Name:	[***]
Address:	[***]
ABA No.:	[***]
Contact Name:	[***]
Phone No.:	[***]
E-mail:	[***]
Account Title:	[***]
Account No.:	[***]

1

(b) On the Borrowing Date, (i) Avenue will wire $[__________], and (ii) Avenue 2 will wire $[__________] to GCA Law Partners LLP for fees and expenses pursuant to the following wire instructions:

Institution Name:	[***]
ABA No.:	[***]
Account Title:	[***]
Account No.:	[***]
Reference:
Confirm remittance:	[***]

2. As of this date, no Default or Event of Default has occurred and is continuing, or will result from the making of the proposed Loan, the representations and warranties of Borrower contained in Article 3 of the Loan Agreement and Part 3 of the Supplement are true and correct in all material respects other than those representations and warranties expressly referring to a specific date which are true and correct in all material respects as of such date, and the conditions precedent described in Sections 4.1 and/or 4.2 of the Loan Agreement and Part 2 of the Supplement, as applicable, have been met.

3. No event has occurred that has had or could reasonably be expected to have a Material Adverse Change.

4. Borrower’s most recent financial statements, financial projections or business plan dated ____________, as reviewed by Borrower’s Board of Directors, are enclosed herewith in the event such financial statements, financial projections or business plan have not been previously provided to Agent.

Remainder of this page intentionally left blank; signature page follows

2

[Signature page to Borrowing Request]

Borrower shall notify you promptly before the funding of the Loan if any of the matters to which I have certified above shall not be true and correct on the Borrowing Date.

Very truly yours,

ELECTROCORE, INC.

By:
Name:	Joshua Lev
Title:	CFO and Secretary

NEUROMETRIX, INC.

By:
Name:	Joshua Lev
Title:	Secretary

EXHIBIT “C”

FORM OF

COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund II, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Email: [***]; [***]; [***]; [***]; [***].

Re: ELECTROCORE, INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of August 4, 2025 (as may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), among Avenue Venture Opportunities Fund II, L.P. (“Avenue”), as administrative agent and collateral agent (in such capacity, “Agent”), and as a lender (in such capacity, “Lender”), and electroCore, Inc. and NeuroMetrix, Inc. (each, a “Borrower”, and collectively, “Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity (and without incurring personal liability) that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending ____________________________ with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with Borrower’s past practices applied on a consistent basis, or in such manner as otherwise disclosed in writing to Agent, throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement & Cash Flow Statement	Monthly, within 30 days	YES / NO / N/A

Operating Budgets, 409(A) Valuations &Updated Capitalization Tables	As modified	YES / NO / N/A

Annual Financial Statements	Annually, within 90 day of fiscal year-end	YES / NO / N/A

Board Packages	As modified	YES / NO / N/A

Date of most recent Board-approved budget/plan ________________

1

Any change in budget/plan since version most recently delivered to Agent	YES / NO / N/A
If Yes, please attach

Date of most recent capitalization table: ____________________

Any changes in capitalization table since version most recently delivered to Agent?:	YES / NO / N/A
If Yes, please attach a copy of latest capitalization table

FINANCIAL COVENANT		REQUIRED		ACTUAL	INCLUDED/COMPLIES

Minimum Revenue (at least 75% trailing 5-month forecast )

Period ending
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO
● [***]	$	[***]	$		YES / NO

[Amounts to be determined for [***] and thereafter based on Borrower’s projections]

Minimum Liquidity	$2,000,000	$	YES / NO / N/A

2

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Agent

Date of Last Round Raised: _____________

Has there been any new financing since the last Compliance Certificate submitted?	YES / NO

If “YES” please attach a copy of the Capitalization Table

Date Closed: ______________ Series: _________ Per Share Price: $_________________

Amount Raised: _______________ Post Money Valuation: _____________

Any stock splits since date of last report?	YES / NO

If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?	YES / NO

If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)	YES / NO

If yes, please explain:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Agent with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)	[_______]	[_______]	YES / NO	YES / NO	YES / NO
2.)			YES / NO	YES / NO	YES / NO

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account
1.)	None		YES / NO	YES / NO	YES / NO
2.)			YES / NO	YES / NO	YES / NO
3.)			YES / NO	YES / NO	YES / NO
4.)			YES / NO	YES / NO	YES / NO

3

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Agent, or such Waiver has been waived by Agent, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?
1.)		$	YES / NO	YES / NO	YES / NO
2.)		$	YES / NO	YES / NO	YES / NO
3.)		$	YES / NO	YES / NO	YES / NO
4.)		$	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?
1.)			YES / NO	YES / NO	YES / NO
2.)			YES / NO	YES / NO	YES / NO
3.)			YES / NO	YES / NO	YES / NO
4.)			YES / NO	YES / NO	YES / NO

EXPLANATIONS

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4

[Signature page to Compliance Certificate]

Very truly yours,

ELECTROCORE, INC.

By:
Name:
Title:

EXHIBIT “D”

FORM OF

SUBSCRIPTION AGREEMENT

[See Exhibit 10.3]

SCHEDULE 1

LENDER COMMITMENTS

TRANCHE 1 COMMITMENTS

Lender	Tranche 1 Commitment	Tranche 1 Commitment Percentage
Avenue Venture Opportunities Fund II, L.P.	$7,500,000	100%
TOTAL COMMITMENTS	$7,500,000	100%

TRANCHE 2 COMMITMENTS

Lender	Tranche 2 Commitment	Tranche 2 Commitment Percentage
Avenue Venture Opportunities Fund II, L.P.	$4,500,000	100%
TOTAL COMMITMENTS	$4,500,000	100%

SCHEDULE 2

REVENUE COVENANT (Part 2, Section 8(a))

75% OF MINIMUM TRAILING 5-MONTH REVENUE FORECAST

Required Amounts

Five Month Period Ending		75% of Minimum Trailing 5-month Revenue Forecast
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]
[***]	$	[***]